                               AGREEMENT OF LEASE


                                                                    Exhibit 10.8

         AGREEMENT AND LEASE made this    date of November 1995, by and between
NORTHEAST TERMINAL ASSOCIATES, LIMITED, of 795 Plymouth Street, Holbrook, MA 02343, hereinafter called "Landlord", and ABINGTON SAVINGS BANK, of 533 Washington Street, Abington, MA 02351.

         WHEREAS, the Landlord owns a parcel of land at 538 Bedford Street, Abington, Massachusetts, and

         WHEREAS, the Tenant is desirous of leasing said parcel of land to be used for office space and the Landlord is willing to lease said property to said Tenant,

         NOW, THEREFORE, the parties agree as follows:


                                 LEASED PREMISES

                  The Landlord hereby demises and leases unto the Tenant the following described parcel of land located at 538 Bedford Street, Abington, Plymouth County, Massachusetts consisting of 2.45 acres and the buildings thereon.


I. USE FOR PREMISES

         The demised premises are to be used by the Tenant for office space.

II. TERM OF LEASE

         The term of this lease shall be for two (2) years commencing on January 1, 1996 and ending on December 31, 1997. The Tenant shall thereafter hold said premises hereby leased during the full term of this lease and paying as rent the sum of $96,000.00 for said term, payable in equal monthly installments of $4,000.00 in advance during the term of this lease.

III. REAL ESTATE TAXES

         The Tenant shall pay the proportionate share of the real estate taxes levied by the town on the demised premises during the term hereof.

IV. UTILITY CHARGES

         The Tenant shall pay for all water and sewer charges assessed by the city/town on said property for the term of this lease, and shall pay for all electricity and heat used on said premises.

V. TENANT'S OBLIGATION TO REPAIR AND MAINTAIN THE PREMISES

         The Tenant shall have the express obligation to make repairs to the interior of the demised premises, except repairs required because of reasonable wear and tear and the Landlord's obligation with respect to damage by fire as hereinafter exempted, and the Tenant shall hold the Landlord harmless from any loss, cost or damage in connection therewith where said loss, cost or damage is occasioned by the Tenant, its agents, servants or employees, or by persons coming on the demised premises at the express or implied invitation of the Tenant. Tenant shall have the express obligation to maintain the grounds at the premises in a manner which is consistent with the present maintenance of said grounds, including, but not limited to, landscaping, rubbish and snow removal. Landlord agrees to reimburse Tenant up to $10,000.00 for renovations made by the Tenant at the premises in preparation for occupancy.

VI. LANDLORD'S OBLIGATION TO REPAIR

         The Landlord shall have the express obligation to make, promptly after the necessity therefore arises or after written notice is received from the Tenant, such repairs to the roof and structure, and plumbing, heating and electrical systems, and the exterior of the building of which the demised premises are a part, as may be necessary to keep the building in good repair and condition.


VII. ASSIGNMENT

         The Tenant shall not assign this lease, nor underlet the whole or any part of the demised premises without first obtaining the written consent of the Landlord. The Landlord covenants and agrees that he will not unreasonably withhold such written consent for such assignment or underletting.

VIII. PAYMENT OF RENT

         The Tenant agrees that it will, during said term and during such further time as the said Tenant or any persons claiming under it shall hold said premises or any part thereof, pay unto the Landlord and his or her assigns the said yearly rent hereinbefore provided for upon the days hereinbefore appointed for the payment of rent during said term.

IX. STOCK IN TRADE AND FIXTURES

         The Tenant's stock in trade and fixtures in the demised premises shall be at the sole risk of the Tenant, except if loss, cost, or damage in connection therewith is occasioned by the active negligence of the Landlord, its agents, servants or employees.

X. DAMAGE BY FIRE

         The Landlord agrees that no claim shall be made and that no suit or action, either at law or in equity, shall be brought by the Landlord or by any person, firm, or corporation claiming by, through or under the Landlord, against the Tenant, its successors and assigns, for any loss, cost or damage caused by or resulting from fire, of whatsoever origin, to the building constituting the demised premises or of which the demised promises are a part, as the case may be.

XI. ALTERATIONS, ADDITIONS AND SIGNS

         The Tenant shall not make any alterations or additions to the leased premises, without first obtaining the written consent of the Landlord which shall not be withheld unreasonably. Landlord consents to the installation, at Tenant's sole cost and expense, of exterior signs, subject to the restraints and restrictions of local ordinances, by-laws, and laws.

XII. UNLAWFUL, IMPROPER OR OFFENSIVE USE

         The Tenant shall not make nor allow to be made any unlawful, improper or offensive use of the demised premises.

XIII. NUISANCE

         The Tenant shall be responsible and shall pay all damages and charges to the state or city government or any others for any nuisance made or suffered during said term on the demised premises or the sidewalk or way bordering thereon resulting from the activities of the Tenant.

XIV. DAMAGE TO PREMISES BY FIRE, CASUALTY OR BY TAKING FOR PUBLIC USE

         Provided always, that in case the said premises or any part thereof shall be taken for any street or other public use or shall be destroyed or damaged by fire or other casualty, or by the action of the city or town or other public authorities, after the execution hereof and before the expiration of said term, then a just proportion of the rent hereinbefore reserved, according to the nature and extent of the taking or injury sustained by the demised premises, or, in the case of such taking, what may remain thereat, shall have been put in proper condition for use and occupation with due diligence by Landlord at Landlord's sole cost and expense, and in case of taking there shall be a permanent abatement according to the nature and extent of the portion of the premises taken; PROVIDED, however, that in case the said premises or any substantial part thereof, shall be taken for any street or other public use, or shall be destroyed or substantially damaged by fire or casualty, or condemned by the action of the city or town or other public authorities after the execution hereof and before the expiration of the said term, then this lease and the said term shall terminate at the election of the Landlord or its representatives or assigns or of the Tenant, and such election may be made in case of any such taking or destruction notwithstanding the entire interest of the Landlord or its representatives or assigns may have been divested by such taking, and if the lease shall not be terminated as aforesaid, the Landlord shall proceed with all expedition to restore the premises to their condition before said fire or casualty, or in case of a taking to put what may remain of said premises in proper and fit condition for use for said purposes. should any such taking exceed five percent (5%) of the lot area, then this lease and the said term shall terminate at the election of the Tenant.

  XV. INSURANCE

         The Landlord shall insure, at his sole expense, the building an the demised premises against the risk of fire. The Tenant shall provide, at its sole expense, comprehensive public liability insurance, including property damage, with one million/two million dollar limits, and name Landlord as additional insured, and including death and personal injury with one million dollar/two million dollar limits. Both parties shall deliver certificates of insurance required by the terms of this lease to the other party on or before the effective date of this lease, and thereafter within thirty (30) days prior to the expiration of any such policies.

XVI. TENANT'S OBLIGATION AT THE END OF TERM

         The Tenant shall at the expiration of said term peaceably yield up to the said Landlord all and singular the premises in such repair as the same are in at the commencement of said term or may be put in by the said Landlord or its representatives during the continuance thereof, reasonable wear and use thereof and such other damage, the obligation to repair which has hereinbefore been specifically provided for in this lease, only excepted.

XVII. DEFAULT, INSOLVENCY ET CETERA OF TENANT

         If the Tenant shall neglect or fail to perform and observe any of the covenants in this instrument, which on Its part are to be performed, and such default shall continue for a period of thirty (30) days after the mailing of a written notice, postage prepaid, from the Landlord to the Tenant specifying such default, or if the Tenant shall be declared bankrupt or insolvent according to law, or if any assignment shall be made of any of Its property for the benefit of creditors, then, and in any of the said cases, the Landlord or those having their estate in said premises, lawfully may immediately or at any time thereafter, and while such neglect or default continues and without further notice or demand, enter into and upon the premises or any part thereof in the name of the whole and repossess the same as of their former estate and expel the said Tenant and those claiming under It, and remove their effects (forcibly if necessary) without being taken or deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent, or preceding breach of covenant and that upon entry as aforesaid the term shall cease and be ended.

XVIII. REMOVAL OF FIXTURES AND STOCK IN TRADE AT END OF LEASE

         So far as the same are not inconsistent with the term of the lease, as hereinbefore provided, the Tenant at the expiration at this lease or within a period at fifteen (15) days thereafter shall have the right to remove all fixtures, trade or otherwise, which it has installed upon the demised promises during the term of this lease, or by its assignor, during prior leases.

XIX. QUIET ENJOYMENT

         The Landlord agrees that if the Tenant shall pay the rent as aforesaid and perform the covenants and agreements herein contained on its part to be paid and performed, the Tenant shall peaceably hold and enjoy the said rented promises without hindrance or interruption by the Landlord or by any other person or persons.

XX. NOTICES

         All notices, demands and requests to be given hereunder by either party shall be in writing and must be sent by certified mail and shall be deemed properly given if tendered at the address first above set forth of the party intended to be notified or at such other address as either party shall designate by written notice to the other. If there is more than one Landlord then any notice, demand or requests sent or payment made to any one of them shall be construed to be sent or made to all at them. All such notices, demands and requests sent to Tenant shall be addressed to the attention of Its manager, contract and lease administration.


XXI. CONTESTING STATUTES

         Tenant agrees that the premises shall not be used in violation of any federal or state statute, or municipal ordinance or law. If Tenant shall desire to contest the validity of any statute, rule, order, ordinance, requirement or regulation Tenant may, at Tenant's own cost and expense, carry on such contest and such noncompliance by Tenant during such contest shall not be deemed a breach of the covenants contained in this numbered Article, provided that Tenant shall indemnify Landlord against all liability for costs, expenses, claims, losses, damages, fines and penalties, including reasonable counsel fees, resulting from or reasonably incurred in connection with such contest and noncompliance.

         In the event of the existence or enactment of any law or the making of any ordinance, rule, ruling or regulation which materially impedes or limits the use of said premises for any of the specific purposes set forth in Article I hereof, at the election of Tenant, to be exercised by notice, thereof in writing, this lease shall thereupon terminate and all liability hereunder shall cease from and after the date such impediment or limitation becomes effective, and all prepaid rent and additional rent, if any, shall be prorated on a daily basis and the excess, if any, paid by Landlord to Tenant.

XXII. LANDLORD'S COOPERATION

         if any provision of law, act, rule, code, regulation, ordinance or other provision of any state, municipal or other governmental department, board, bureau or agency having jurisdiction over the demised premises or any of the appurtenances thereunto belonging shall require that the owner of the demised premises join in, consent to or institute any action, proceeding or application with respect to the exercise by Tenant of any right, not in violation of the terms of the lease, for the enjoyment and use of the demised premises or of any buildings or improvements now or hereafter thereon, or the appurtenances thereunto belonging, Landlord agrees, to the extent that same is reasonable, free of expense to Tenant to give Landlord's consent thereto and Tenant may, in its name, in Landlord's name or in both names, institute such action or proceedings and make such applications as shall be requisite for Tenant's enjoyment and use of the premises, and the appurtenances thereunto belonging. In the event that Landlord shall fail or neglect to comply with any of its obligations as set forth in this numbered Article, Tenant may, in addition to any other remedies, as agent or attorney in fact or to do and to execute, acknowledge and deliver all instruments required for Tenant to exercise its rights pursuant to this lease for the lawful enjoyment and use of the demised premises; and in any such case Landlord hereby irrevocably nominates, constitutes and appoints Tenant as Landlord's proper and legal attorney in fact for such action, proceeding or application; and Tenant will indemnify and hold Landlord harmless from all such costs and expenses. All action and proceedings shall be conducted, all applications shall be made, and all instructions and documents required shall be prepared, by Tenant's attorney at Tenant's expense.

XXIII. CURING DEFAULTS

         If either party is required to perform or comply with any agreement or provision hereof and shall fail to do so within the time provided therefor (or if no time is provided therefore, then within thirty (30) days after written demand for compliance shall have been received by any party hereto from the other, unless such default shall be of such nature that same cannot be completely cured within such thirty (30) day period but the curing thereof has been commenced within the said thirty (30) day period and shall thereafter be continued with reasonable diligence) then, in such case, upon the expiration of the time provided in this Article for the performance or compliance therewith or for the curing of same, the party demanding compliance may perform and comply therewith for the account and at the expense of the party failing to do so; and the party failing to do so, immediately upon receipt of an itemized invoice of the cost and expense thereof, agrees to promptly pay the reasonable cost and expense incurred by the other party hereto, with interest at the rate of eight (8%) percent per annum to the date payment is received. Should the Tenant be the party failing to make such payment, the cost and expenses thereof shall be charged to Tenant as additional rent, which shall be paid by the Tenant on the next rent payment date following the date of receipt by Tenant such invoice, and in the event such additional rent shall not be paid when due, it may be collected in the same manner as is herein provided for the collection of rent. Should the Landlord be the party failing to make such payment to the Tenant, then the Tenant, without impairing or affecting any other of its rights, shall have the right to withhold payment of all rent, and additional rent if any, until Tenant has recouped all such costs and expenses, with interest as aforesaid, to the date full payment is received. In any such case, if Landlord is in default hereunder, Tenant, without impairing or affecting any other rights it may have for damages or otherwise, shall have the right to cancel and terminate this lease by giving written notice of Tenant's election to do so; and upon giving such notice the life of this lease shall cease and come to an end as of the date set forth in said notice, with the same force and effect as if the date set forth were the date originally fixed for the termination of the term and of any extended term thereof. In computing the time within which either party is required to comply with any covenant, agreement or provision of this lease, there shall be excluded therefrom periods of reasonable delay on account of war, "labor troubles", "Acts Of God" and other unavoidable delays.

XXIV. NO BROKER

Landlord and Tenant covenant that this lease was directly negotiated between them and that no broker was involved in bringing about this agreement. No claim of a broker's fee shall be made against either party.

XXV. OPTION FOR RENEWAL

         The Tenant shall have the right to extend the term of this lease for a period of one (1) two (2) year term beginning on January 1, 1998 and ending on December 31, 1999 upon the same terms, covenants and conditions except that the rent for said additional term or terms shall be $100,800.00, payable in actual monthly installments of $4,200.00. The Tenant will not be deemed to have elected such right to extend unless it has notified the Landlord, in writing, by certified mail, postage prepaid, addressed to the Landlord at 795 Plymouth Street, Holbrook, MA 02343, on or before ninety (90) days before the commencement of the extension.


         IN WITNESS WHEREOF the said Parties have hereunto act their hands and seals the day and year first above written.

                                     Northeast Terminal Associates,
                                     Limited


/s/ Gregg T. Barry                   By:/s/ Dennis E. Barry
__________________________________      ___________________________________
Witness

                                     Abington Savings Bank


/s/  Mary E. Boothby                 By: /s/ James P. McDonough
__________________________________      ___________________________________
Witness                                  James P. McDonough, President